              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2004

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On July 15, 2004, the Registrant made available the
          Monthly Servicer Certificate for the Period of June 2004
          for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  July 23, 2004                         By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #4, dated July 15, 2004

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                              Exhibit 20

                Navistar Financial 2004 - A Owner Trust
                       For the Month of June 2004
                  Distribution Date of July 15, 2004
                       Servicer Certificate  #4

Original Pool Amount                                           $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                  $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                            $0.00
Subsequent Receivables (transferred 00/00/00)                            $0.00
Beginning Pool Balance                                         $547,640,435.96
Beginning Pool Factor                                                0.9127341

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $16,404,995.77
     Interest Collected                                          $3,242,033.02
     Mandatory Prepayments                                               $0.00
Additional Deposits:

     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                              $97,528.67
Total Additional Deposits                                           $97,528.67

Repos / Chargeoffs                                                 $322,638.42
Aggregate Number of Notes Charged Off                                       21

Total Available Funds                                           $18,985,841.46

Ending Pool Balance                                            $531,671,517.77
Ending Pool Factor                                                   0.8861192

Servicing Fee                                                      $456,367.03

Repayment of Servicer Advances                                     $758,716.00
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Memo Item - Reserve Account
     Prior Month Balance                                        $17,062,692.94

     Transfer Base                                                       $0.00
     Invest. Income                                                 $12,840.75
     Excess Serv.                                                $1,683,913.19
     Transfer (to)                                                       $0.00
                                                             ------------------
     Collections Acct
     Beginning Balance                                          $18,759,446.88
-------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                         $18,759,446.88
     Target Percentage                                                   3.25%
     Target Balance                                             $17,279,324.33
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                                   $0.00
     Specified Reserve Account Balance                          $17,279,324.33
     Minimum Balance                                            $11,999,999.96
     (Release) / Deposit                                        ($1,480,122.55)
     Ending Balance                                             $17,279,324.33
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Current Weighted Average APR:                                           7.048%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        45.60
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Delinquencies                                                          Dollars       Notes
                                                             ------------------  ----------
     Installments:                                  1 - 30 day    1,951,584.41       2,221
                                                    31 - 60 days    289,295.65         310
                                                    60+  days        33,579.22          49

     Total:                                                       2,274,459.28       2,223

     Balances:                                          60+  days 1,042,057.74          49

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Navistar Financial 2004 - A Owner Trust                                                                                                            Page 2 of 3
For the Month of June 2004

                                                                           NOTES                            CLASS B          CLASS C
                          TOTAL          CLASS A - 1     CLASS A - 2     CLASS A - 3      CLASS A - 4         NOTES            NOTES
Original Pool Amount   $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Distributions:
     Distribution Percentages  1                100.00%           0.00%           0.00%           0.00%          0.00%         0.00%
     Coupon                                     1.0800%         1.4500%         2.0100%         2.5900%        2.4600%       3.2000%

Beginning Pool Balance $547,640,435.96
Ending Pool Balance    $531,671,517.77

Collected Principal     $15,646,279.77
Collected Interest       $3,242,033.02
Charge - Offs              $322,638.42
Liquidation Proceeds/
     Recoveries             $97,528.67

Servicing & Admin Fee      $456,367.03
Investment Earnings
     from Pre-Funding Acct.      $0.00
Cash Transfer from
     Negative Carry Acct.        $0.00
Cash Transfer from
     Pre-Funding Acct.           $0.00
Cash Transfer from
     Reserve Account             $0.00
Ttl Collections
     Avail for Debt Svc $18,529,474.43

Beginning Balance      $547,640,435.96  $55,640,435.96 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00

Interest Due 2             $876,643.05      $50,076.39     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Interest Paid              $876,643.05      $50,076.39     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00
Principal Due           $15,968,918.19  $15,968,918.19           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
     Class A-1 only              $0.00           $0.00
Principal Paid          $15,968,918.19  $15,968,918.19           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance         $531,671,517.77  $39,671,517.77 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Note/Certificate Pool Factor
    (Ending Bal/Original Pool Amt)           0.3673289       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000
Total Distributions     $16,845,561.24  $16,018,994.58     $211,458.33     $257,950.00     $274,108.33     $43,050.00     $40,000.00

Interest Shortfall               $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
      (see Memo Item-
         Reserve Acct)  $1,683,913.19
      Beginning Reserve
         Acct Bal      $18,759,446.88
      (Release)/Draw   ($1,480,122.55)
      Ending Reserve
         Acct Bal      $17,279,324.33

(1)(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.  (c) 58.34%
of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the Class
C Notes are paid in full.
(2) Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest  for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Month    ($758,716.00)
   Total Outstanding Servicer Advances           $1,281,706.13
---------------------------------------------------------------

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Navistar Financial 2004 - A Owner Trust
For the Month of June 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                            5                 4            3               2               1               0
                                         Jan-04             Feb-04       Mar-04          Apr-04          May-04         Jun-04

Remaining Gross Balance                    N/A               N/A    $450,025,867.71 $429,882,130.10 $634,324,421.07 $615,722,726.89

A) Loss Trigger:
Principal of Contracts Charged Off         N/A               N/A         $94,125.41     $122,060.56     $233,965.76     $322,638.42
Recoveries                                 N/A               N/A              $0.00           $0.00      $10,000.00      $97,528.67

Total Charged Off (Months 5,4,3)           N/A
Total Recoveries (Months 3,2,1)          $10,000.00
                                      -------------
Net Loss/(Recoveries) for 3 Mos            N/A     (a)

Total Balance (Months 5,4,3)        $450,025,867.71(b)

Loss Ratio Annualized [(a/b)*(12)]           0.0000%

Trigger: Is Ratio > 1.5%                          No

                                                                                         Apr-04         May-04       Jun-04
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                      $954,532.28  $1,286,807.91 $1,042,057.74
     As % of Remaining Gross Balance                                                       0.22205%       0.20286%      0.16924%
     Three Month Average                                                                        N/A       0.16314%      0.19805%

Trigger: Is Average > 2.0%                        No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance          2.8799%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                        No

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